UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 12, 2006
CHECKFREE CORPORATION
(Exact Name of Registrant as specified in its charter)

Delaware	0-26802	58-2360335

(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	No.)	Identification Number)
4411 East Jones Bridge Road
Norcross, Georgia 30092
(678) 375-3000
(Address, including zip code, and telephone number
including area code of Registrant’s
principal executive offices)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     On October 18, 2006, CheckFree Corporation (“CheckFree” or the “Company”) issued a press release announcing that C. Kim Goodwin gave notice of her resignation from the Company’s board of directors (the “Press Release”). Ms. Goodwin’s resignation, effective October 18, 2006, follows her appointment to a senior position at Credit Suisse in London, England. Ms. Goodwin was a member in Class III of CheckFree’s three classes of directors. This seat will remain vacant while the CheckFree board of directors considers replacing Ms. Goodwin with a suitable candidate.
     Pursuant to General Instruction F of Current Report on Form 8-K, a copy of the Press Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K (the “Form 8-K”) and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(c)	Exhibits.

Exhibit No.	Description

99.1	CheckFree Corporation’s Press Release issued October 18, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CheckFree Corporation
Date: October 18, 2006	By:	/s/ David E. Mangum
David E. Mangum, Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	CheckFree Corporation’s Press Release issued October 18, 2006.